Exhibits 32.1 and 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Synthetic Biologics, Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)	the accompanying Annual Report on Form 10-K of the Registrant for the year ended December 31, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 27, 2019

By:	/s/ Steven A. Shallcross
	Name:	Steven A. Shallcross
	Title:	Chief Executive Officer, Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)